                                                                   EXHIBIT 10.10




                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                          RICHMOND REALTY COMPANY, LLC

                                      AND

                          C. C. GRIMES, JR. AS TRUSTEE



                                      AND



                              SUN BANCSHARES, INC.


                             Dated: April 28, 2000

                                TABLE OF CONTENTS

                                                       PAGE
                                                       ----
1.       DEMISED PREMISES..............................   3
2.       TERM..........................................   3
3.       OPTION TO RENEW...............................   3
4.       RENTAL........................................   4
5.       QUIET ENJOYMENT...............................   5
6.       IMPROVEMENTS..................................   5
7.       IMPROVEMENT AND FIXTURES......................   6
8.       USE OF PREMISES...............................   6
9.       ASSIGNMENT AND SUBLETTING.....................   6
10.      MORTGAGES.....................................   7
11.      REGISTERED MORTGAGEE'S RIGHT TO CURE DEFAULT..   9
12.      MAINTENANCE/APPEARANCE........................  10
13.      DAMAGE OR DESTRUCTION.........................  10
14.      PAYMENT OF TAXES..............................  11
15.      UTILITIES.....................................  11
16.      APPRAISAL PROCEDURE...........................  11
17.      CONDEMNATION..................................  12
18.      INDEMNIFICATION...............................  13
19.      DEFAULT.......................................  14
20.      NOTICES.......................................  16
21.      LIABILITY INSURANCE...........................  16
22.      LESSOR'S WARRANTY.............................  17
23.      LESSEE'S WARRANTY.............................  18
24.      BINDING AGREEMENT.............................  18
25.      EXPIRATION....................................  18
26.      INSOLVENCY, ETC. OF LESSEE....................  18
27.      RICHMOND PLACE ROAD MAINTENANCE...............  19
28.      BROKERAGE.....................................  19
29.      LESSOR AND LESSEE NOT PARTNERS................  19
30.      LITIGATION....................................  19
31.      HOLDOVERS.....................................  19
32.      ASSIGNMENT BY LESSOR..........................  20
33.      ENTRY ON PREMISES BY LESSOR...................  20
34.      FEDERAL DEPOSIT INSURANCE CORPORATION.........  20
35.      MISCELLANEOUS.................................  20
         (a)  Authorization to Enter into this Lease...  20
         (b)  Waiver...................................  20
         (c)  Integration..............................  21
         (d)  Time of Essence..........................  21
         (e)  Sundays and Holidays.....................  21
         (f)  Damage to Land...........................  21
         (g)  Paragraph Headings and Cross-References..  21
         (h)  Recordation of Memorandum of Lease.......  21
         (i)  Compliance with Laws.....................  21
         (j)  Governing Law............................  22
         (k)  Certificates of Lessor and Lessee........  22

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT, (this "Lease"), made and entered into this _____ day of April, 2000, by and between Richmond Realty Company, LLC, a South Carolina limited liability company and C. C. Grimes, Jr., as Trustee u/d of May Allston Pyatt, dated December 29, 1972, recorded in Georgetown County, SC in Deed Book 109 at Page 743, hereinafter referred to as "Lessor", and Sun Bancshares, Inc., a South Carolina Corporation, hereinafter referred to as "Lessee".

                                  WITNESSETH:

         WHEREAS, the Lessor, Richmond Realty Company, LLC, has agreed to lease the demised premises hereinafter described to the Lessee, Sun Bancshares, Inc., so that its subsidiary, SunBank, might construct a office for its bank on said premises pursuant to the terms of a Option Agreement between the parties dated November 12, 1999;

         NOW, THEREFORE, IN CONSIDERATION of the rents hereinafter reserved and the covenants and agreements hereinafter expressed on the parts of the parties to be performed, Lessor leases unto Lessee and Lessee leases from Lessor the land and premises hereinafter described, on the terms and conditions stated, to wit:

         1. DEMISED PREMISES: The Demised Premises are described and identified as being:

         See attached Exhibit "A" for a description of the Demised Premises.

         2. TERM: TO HAVE AND TO HOLD the same for and during the term commencing on the 1st day of May, 2000, and expiring on the 30th day of April, 2030, inclusive, unless sooner terminated as hereinafter provided.

         3.       OPTION TO RENEW:

         (a) The term of this Lease may be extended, at the option of the Lessee, for four (4) period(s) of five (5) years each, such period(s) being herein sometimes referred to as an extended term(s), as follows:
         First extended term: May 1, 2030 through April 30, 2035; Second extended term: May 1, 2035 through April 30, 2040; Third extended term:
         May 1, 2040 through April 30, 2045; Fourth


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

         extended term: May 1, 2045 through April 30, 2050. Such option to extend shall be exercised by the Lessee by giving written notice to the Lessor not less than 180 days prior to the expiration of the then existing term.

         (b) Each extended term shall be upon the same terms, covenants and conditions, with the exception of the annual rent payable, as hereafter provided in this Lease, which shall be established by an appraisal of said Demised Premises at the end of the initial term in accordance with the provisions hereinafter set forth so as to provide a twelve (12%) percent return to the Lessor. The rent will thereafter be adjusted at the end of the third year from the balance of that option period as is set forth in Item 4 below. The appraisal shall not include the Improvements (as said term is hereinafter defined) placed on the Demised Premises.

         4. RENTAL: The lease will be a triple net lease and rent will be on an absolute net basis. The rent shall be paid annually, in advance, due and payable on or before the first (1st) of May of each year. For years one (1) through three (3), the rent will be Fifty-Five Thousand and No/100's ($55,000.00) Dollars per year, (hereinafter "Basic Rental"). The receipt of $55,000.00 for year one (1), (comprising option money previously paid to the Lessor in the amount of $22,916.65) and the balance of $32,083.35 (paid at the signing of this Lease), is hereby acknowledged by the Lessor. For the remaining years of the Initial Term, beginning with the lease year commencing May 1st, 2003 and on May 1st of each three (3) years thereafter, the Basic Rental will be adjusted according to the corresponding change in the Consumer Price Index (CPI) as hereinafter set forth. Should the Lessee exercise its renewal option as herein provided in Paragraph "3.(a)." above, the Basic Yearly rental for any such option period shall be adjusted to provide a twelve (12%) percent annual return to Lessor on the value of the land, at that time, minus all improvements thereon, with such rental thereafter to be adjusted by the CPI in the third
(3rd) year for the balance of that option period. Should the Lessor and Lessee fail to agree on the value of the land within (30) days of notice of exercising such option, the value of the land shall be established by the "Appraisal Procedure" as set forth in Paragraph "15.", below.

         On May 1st, 2003, and on each May 1st on each three year period while the initial term of this lease, is in effect, the basic yearly rental of $55,000.00 shall be adjusted in


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

accordance with the "Consumer Price Index" in the manner as is hereinafter defined. Yearly rental for each succeeding three (3) year period, shall be in an amount determined by multiplying the Basic Yearly Rental ($55,000.00) by a fraction, the numerator of which shall be the "Consumer Price Index" (as said term is hereinafter defined) as adjusted for the previous year and published in the Federal Reserve Bulletin for the preceding year, and the denominator of which shall be the "Consumer Price Index" (as said term is hereinafter defined) for the year 2000 as adjusted and published in the Federal Reserve Bulletin.

         The term "Consumer Price Index" as used herein shall mean the index number published by the Bureau of Labor Statistics of the United States Department of Labor Indexes, unadjusted Indexes, All Items, (base 1982-84 =
100)". In the event such Index is no longer published, then the successor substitute index appropriately adjusted, shall be utilized in the determination of the rent payable hereunder.

         5. QUIET ENJOYMENT: Lessee, upon payment of the rental and all other payments and charges to be paid by Lessee under the terms of this Lease, and upon observing and keeping the agreements and the covenants of this Lease on the part of Lessee to be observed and kept, shall lawfully and quietly hold, occupy and enjoy the Demised Premises during the term of this Lease without interference by Lessor, or anyone claiming by, through or under Lessor, subject only to existing or future laws, ordinances and governmental regulations and to matters of record affecting title to the Demised Premises.

         6. IMPROVEMENTS: Lessee shall have the right to make such improvements to the Demised Premises as it deems advisable including, but not limited to, the construction of a bank building ("Improvements"); provided, however, such plans and specifications therefor must be submitted to Lessor for its approval. Such approval shall not be unreasonably withheld. Lessee shall be responsible for the cost of any and all Improvements on the Demised Premises, and shall hold Lessor harmless against any claims arising by reason of the con struction thereof, expressly including, but without limiting the generality, mechanics' liens, or public liability. All Improvements placed on the Demised Premises shall be done in accordance with all applicable laws and codes, including specifically the building regulations of the County of Georgetown, South Carolina.


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

         After construction is completed, Lessee shall have the right, without the consent of Lessor, to make interior and exterior alterations, repairs, improvements, or modifications in the building or buildings so constructed.

         7. IMPROVEMENTS AND FIXTURES: At the expiration or earlier termination of this Lease, all Improvements placed or constructed on the Demised Premises by Lessee shall become the property of Lessor; provided, however, that if Lessee is in full compliance with the terms of this Lease, then Lessee shall have the right to remove any and all furniture, furnishings, equipment, or trade fixtures which may be located in or on the Demised Premises. All of such items shall be removed no later than thirty (30) days after the termination date of this Lease. Any items remaining after such time shall conclusively be deemed to have been abandoned and shall belong to Lessor.

         8. USE OF PREMISES: The Lessee may use and occupy the leased property for any lawful purpose. The Lessee shall not use or knowingly permit any part of the leased property be used for any unlawful purpose.

         9. ASSIGNMENT AND SUBLETTING: This Lease, and/or any rights hereunder, may not be assigned, sub-leased or transferred by the Lessee except as hereinafter specifically provided unless such assignment or transfer is consented to in writing by the Lessor. Without limiting the provisions of
Section 10 hereof, this Lease, the Demised Premises, the Improvements (or any portion thereof or any interest therein), and the rights, privileges, obligations, and responsibilities of Lessee under this Lease may be transferred or assigned, in whole or in part and from time to time, by Lessee without the prior written approval of Lessor, provided that (a) the proposed assignee or transferee has the financial capability to comply with this Lease at the time of the applicable assignment or transfer, (b) the proposed assignee or transferee agrees in writing to use the Demised Premises for business or professional offices, or a full-service banking facility and (c) the proposed assignee or transferee is a financial institution or business entity which is acquiring, is being acquired by, is merging with, or is otherwise being consolidated with Lessee (hereinafter collectively referred to as the "Permitted Assignments"). A permitted assignee shall succeed to the rights of Lessee under this Lease, subject, however, to all duties, covenants, and obligations of Lessee under this Lease. Upon a Permitted Assignment by Lessee of all of Lessee's right, title, and interest in and to the Demised


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

Premises (or upon any further Permitted Assignment by a permitted assignee in accordance with the requirements of this Section 9, Lessee (or said assigning permitted assignee) shall be released from any duties, covenants, or obligations under this Lease arising out of or in connection with events occurring subsequent to the date of said Permitted Assignment, without the express approval of Lessor. Provided further, however, Lessee may without the consent of Lessee sublease a portion of the space in the bank building for business or professional offices.

         10.      MORTGAGES:

                  (a) Right To Mortgage Lessee's Interest In Property. Lessee and each permitted assignee of Lessee, shall have the right to encumber its Leasehold interest in the Demised Premises and Improvements, its right to use and occupy the Demised Premises and Improvements, and any other property so affixed to said land, buildings, or improvements as to be a part thereof and all rents, income, revenues, issues and profits now or hereafter incident or belonging to said leasehold estate and buildings and property, under any one or more mortgages ("Project Mortgage(s)"), as security for any indebtedness or obligation; provided that no project mortgagee or anyone that claims by, through, or under such Project Mortgage or instrument in the nature thereof shall by virtue thereof acquire any greater right in the Demised Premises or Improvements thereon than Lessee then had under this Lease. The execution and delivery of any such Project Mortgage, the transfer of the leasehold estate pursuant to any foreclosure (judicial or otherwise) thereof or any deed or assignment in lieu of foreclosure, or the disposition of the leasehold estate by the holder of such Project Mortgage shall not be deemed prohibited by any provisions hereof. Any Project Mortgage shall in all respects be and remain subordinate and inferior to Lessor's rights, title, privileges and interests in and to the Demised Premises and Improvements, and neither Lessee nor any permitted assignee shall have the right to encumber in any manner Lessor's fee simple title and reversionary interest in and to the Demised Premises.

                  (b) Lessor agrees to modify this Lease from time to time for the purpose of incorporating herein such additional project mortgagee protective provisions as may be reasonably requested by any project mortgagee; provided such modifications do not result in a change in the payment of rental hereunder, do not materially modify the obligations of Lessee hereunder, are not inconsistent with any of the terms


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

and conditions of this Lease in any material respect, and do not increase the financial risk or other obligations of or unduly burden Lessor. Any additional modifications pursuant to this Section 10 shall be effected at no expense to Lessor.

                  (c) In the event Lessee or any permitted assignee of Lessee shall encumber the Demised Premises, Improvements or any portion thereof or any interest therein with a Project Mortgage, and the project mortgagee shall register with Lessor ("Registered Mortgagee") by delivering to Lessor a copy of the Project Mortgage certified by the Clerk or any Deputy Clerk of the Court of where the Demised Premises and Improvements are located, together with a written notice specifying the name and address of the project mortgagee, the pertinent recording data, and the term or duration of the Project Mortgage, then from and after the date of receipt by Lessor of such registration and for the term or duration of said Project Mortgage, Lessor shall, simultaneously with giving Lessee any notice under this Lease, serve a copy of such notice upon all Registered Mortgagees, the serving of such notice upon each Registered Mortgagee entitled to the receipt thereof being a condition precedent to the effectiveness thereof with respect to such Registered Mortgagee. Upon request, Lessor shall notify any Registered Mortgagee of the identity and address of Lessors agent, if any, for receipt of notice and payments hereunder, and such Registered Mortgagee shall be entitled to rely on such notice until such Registered Mortgagee is delivered a notice from Lessor changing the identity and/or address of such agent. Notices sent and payments made in accordance with any such notice from Lessor shall constitute notice and payment to all parties included within the term "Lessor." Each Registered Mortgagee shall have the right to remedy or cause to be remedied any default complained of or request made by Lessor, and Lessor shall accept performance by or at the instigation of any Registered Mortgagee with the same force and effect as if Lessee had performed the action in question. Nothing contained herein shall be construed as imposing any obligation upon any project mortgagee so to perform or comply on behalf of Lessee.

                  (d) No project mortgagee shall be or become liable to Lessor as an assignee of this Lease or otherwise unless such project mortgagee expressly assumes by written instrument such liability (in which event the project mortgagee's liability shall be limited to the period of time it is the owner of the leasehold estate created hereby), and no assumption shall be inferred from or result from foreclosure or other appropriate proceedings in the nature thereof or as


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

the result of any other action or remedy provided for by such Project Mortgage or other instrument or from a conveyance from Lessee pursuant to which the purchaser at foreclosure or grantee shall acquire the rights and interest of Lessee under the terms of this Lease; provided that nothing in this Section 10 shall be deemed to prevent Lessor from exercising all rights and remedies, including, but not limited to, Termination of Lease, in accordance with Section 18 if the obligations of Lessee under this Lease are not performed as provided in this Lease. It is further agreed that no person acquiring title to, or other rights in, the Demised Premises and Improvements or this Lease solely by virtue of the provisions of a Project Mortgage, collateral assignment, security agreement, or similar security instrument shall have any liability hereunder except as expressly provided in this Section 10, notwithstanding that such security instrument may provide for a present assignment of Lessee's rights hereunder to the acquiring person.

                  (e) Lessor shall not accept any surrender of or agree to any termination of (except as provided in Section 18 hereof) or enter into any modification or amendment of this Lease without the prior written consent thereto by all Registered Mortgagees, and any attempt so to do without such written consent shall be void and of no force or effect.

                  (f)      The rights granted a Registered Mortgagee in this
Section 10 shall not extend to more than two (2) such Registered Mortgagees at any one time and shall be exercisable by each Registered Mortgagee in accordance with the respective priorities of the Project Mortgages.

         11.      REGISTERED MORTGAGEE'S RIGHT TO CURE DEFAULT:

         Lessor, upon providing Lessee with any Default Notice, shall at the same time provide a copy of such notice to every Registered Mortgagee. From and after the date of the Default Notice, each Registered Mortgagee shall have the same period as is given to Lessee to remedy, commence remedying, or cause to be remedied the Default specified in any such Default Notice. Lessor shall accept such performance by or at the instigation of any such Registered Mortgagee as if the same had been done by Lessee. Lessee authorizes each Registered Mortgagee to take any such action at such Registered Mortgagee's option and does hereby authorize entry upon the Leased Property by the Registered Mortgagee(s) for such purposes.


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

         12. MAINTENANCE/APPEARANCE: Lessee covenants and agrees that Lessee will be solely responsible for the maintenance and repair of the Demised Premises and Improvements throughout the term of this Lease. Any necessary maintenance shall be performed in a workmanlike manner utilizing proper contractors, subcontractors and materialmen. Lessee shall be solely responsible for the cost of such maintenance and shall save Lessor harmless from any claim for labor and/or materials utilized in the performance of such maintenance and repairs. Nothing contained herein shall be deemed to make Lessee or any of Lessee's employees or agents (including any contractors, subcontractors or suppliers of materials) the agent or employee of Lessor nor give rise to any lien against the fee ownership of the Demised Premises of Lessor. Lessee further covenants and agrees that during the term of this Lease, the Demised Premises shall be maintained and kept in an attractive and neat manner, free from litter and debris and unsightly conditions.

         13. DAMAGE OR DESTRUCTION: No destruction of or damage to the Improvements (or any portion thereof) by fire, windstorm or any other casualty, shall entitle Lessee to terminate this Lease; and in the event of such casualty, Lessee shall repair and restore the Improvements to a condition substantially comparable to the condition of the Improvements prior to such damage or destruction. Notwithstanding anything stated hereinabove, if such damage or destruction occurs due to any casualty during the last five (5) years of the Initial Term, First Extended Term, Second Extended Term, Third Extended Term, or Fourth Extended Term, Lessee shall not have a duty to restore as stated above, provided, however, at Lessor's option, Lessee may be required to remove any and all improvements, debris and personal property from the premises and restore the premises to the same condition as it existed at the commencement of the Lease.

         Any restoration or repair shall be performed in a workmanlike manner utilizing proper contractors, subcontractors and materialmen. Lessee shall be solely responsible for the cost of such restoration or repair and shall save lessor harmless from any claim for labor and/or materials utilized in the performance of such restoration or repairs. Nothing contained herein shall be deemed to make Lessee or any of Lessee's employees or agents (including any contractors, subcontractors or suppliers of materials) the agent or employee of Lessor, nor give rise to any lien against the fee ownership of the Demised Premises of Lessor.

         14. PAYMENT OF TAXES: Lessee shall be responsible for the payment of all ad valorem or other taxes or assessments levied or imposed on the Demised Premises and any improvements thereon during the entire term of this Lease. However, all of such taxes and assessments payable for the calendar or tax year in which the term of this Lease commences shall be prorated so that Lessor bears the portion of such taxes and assessments attributable to the portion of the year prior to the commencement of this Lease. Furthermore, all of such taxes and assessments payable for the calendar or tax year in which the term of this Lease expires shall be prorated so that Lessee bears the portion of such costs attributable to the portion of the year during the term of this Lease and Lessor bears the portion of such costs attributable to the portion of the year following the expiration of the Lease. Taxes, assessments, and insurance premiums herein provided for shall constitute additional rent, non-payment of which shall constitute default in the payment of rent if not paid when due. These payments may be made to the proper recipients rather than to Lessor. If Lessor fails to have the Demised Premises designed as a separate tax parcel, then Lessor shall provide Lessee with proof of a division of said taxes and assessments. Lessee shall furnish to Lessor copies of receipts showing payment of taxes and assessments. Lessee shall have the right to contest in good faith and at its sole expense the amount or validity of such taxes and assessments by appropriate legal proceedings, but Lessee's covenant to pay such taxes and assessments before delinquency shall not be modified.

         15. UTILITIES: Lessee shall be solely responsible for the payment of all charges for electricity, gas, heat, water, telephone, and other utility services used by Lessee in or on the Demised Premises.

         16. APPRAISAL PROCEDURE: If it shall become necessary to determine the appraised value of the Lessor's interest in the leased property, such appraisal shall be conducted in accordance with the provisions of this paragraph. The Lessee shall appoint a disinterested person with at least ten years professional experience as a licensed real estate appraiser as an appraiser. Within ten days thereafter, the Lessor shall by written notice to the Lessee appoint a second disinterested person with at least ten years professional experience as a licensed real estate appraiser as an appraiser. The appraisers thus appointed shall appoint a third disinterested person with at least ten years professional experience as a licensed real estate appraiser, and such three appraisers shall promptly as possible determine such value. If a second appraiser shall not have been so appointed, the first appraiser shall proceed to determine such value. If, within five days after the appointment of the second appraiser, the two appraisers appointed by the parties shall be unable to agree upon the appointment of a third appraiser, they shall give written notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third appraiser within five days after the appraisers appointed by the parties have given such notice, then within five days thereafter either of the parties upon written notice to the other party may apply for such appointment to the Court of Common Pleas of Georgetown County, South Carolina or to any other court having jurisdiction and exercising functions similar to those now exercised by the Court of Common Pleas of Georgetown County, South Carolina. The Lessor and the Lessee shall each be entitled to present evidence and argument to the appraisers. The determination of the majority of the appraisers, or of the sole appraiser, as the case may be, shall be conclusive upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof. The appraisers shall give written notice to the parties stating their determination, and shall furnish to each party a copy of such determination signed by them. In the event of the failure, refusal, or inability of any appraiser to act, a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinabove provided for the appointment of the appraiser so failing, refusing, or unable to act. The expenses of each appraisal conducted in accordance with the provisions of this paragraph shall be borne equally by the Lessor and Lessee.

         17.      CONDEMNATION:

                  (a) If at any time during the term of this Lease, title to the whole of the Demised Premises and Improvements shall be taken by the exercise of the right of condemnation or the power of eminent domain, this Lease shall terminate on the date of such taking, and the rent and other sums of money provided to be paid by Lessee shall be apportioned and paid to the date of such taking.

                  (b) If title to more than fifty (50%) percent but less than all of the entire Demised Premises shall be taken by the exercise of the right of condemnation or the power of eminent domain, but the remainder of the Demised Premises cannot be economically and feasibly used by Lessee, as determined by Lessee in its reasonable discretion, then

Lessee, at Lessee's option, shall have the option to cancel this Lease, effective on the date of taking, on written notice to Lessor, whereupon this Lease shall terminate and rent and other charges shall be apportioned and paid to the date of such termination. In the event that Lessee does not elect to cancel this Lease, the rental shall be reduced in accordance with the terms of subparagraph (c) below.

                  (c) If title to less than fifty (50%) percent of the entire Demised Premises and Improvements shall be taken by the exercise of the right of condemnation or the power of eminent domain, but the remainder of the Demised Premises can be economically and feasibly used by Lessee, as determined by Lessee in its reasonable discretion, or if Lessee elects not to cancel this Lease in accordance with clause (b) above, then this Lease shall continue in force and effect except that the base rent payable hereunder shall be reduced commensurate with the amount of land taken.

                  (d) In the event of any taking of (i) only appurtenances to the Demised Premises (including any pond areas) and Improvements that do not materially affect the bank operations, or (ii) rights in, under, or above the streets adjoining the Demised Premises and Improvements, or (iii) the rights and benefits of light, air or access, or (iv) the taking of space or rights below the surface of, or above, the Demised Premises and Improvements that do not materially affect bank operations, then this Lease shall remain in full force and effect without reduction or abatement of rent. Lessor and Lessee shall share the award for such taking as their interests may appear, depending on the nature of such taking.

                  (e) Lessor and Lessee shall each retain any condemnation award made specifically to their favor with neither party having any claim on any award made directly to the other party. Nothing in this Section 16 shall preclude an award being made to Lessee by the condemning authority for its leasehold interest in the Demised Premises, fee interest in the Improvements, loss of business, or depreciation to, and cost of removal of equipment or fixtures, or preclude Lessee's right to bring an action against the condemning authority.

         18. INDEMNIFICATION: Lessee agrees to defend, indemnify and save Lessor harmless (except in the event of gross negligence or wilful misconduct solely on the part of Lessor, its employees, or agents) against any and all claims, demands, damages, costs and expenses, including all attorneys' fees


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

incurred by Lessor for the defense thereof, arising from (i) the conduct or management of any business operated by Lessee in, on or about the Demised Premises including any accident, injury or damage which shall have occurred in, on or about the Demised Premises or on or under the adjoining streets, curbs or vaults, or resulting from the condition, maintenance or operation of the Demised Premises on the adjoining streets, sidewalks, curbs or vaults; (ii) any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed pursuant to the terms of this Lease; (iii) any act of negligence of Lessee, Lessee's agents, contractors, servants, employees, sublessees, concessionaires or licensees in or about the Demised Premises; or (iv) any failure by Lessee or its agents or employees to comply with any requirements of any governmental authority. In case of any action or proceeding brought against Lessor by reason of any such claim, upon notice from Lessor, Lessee covenants to defend such action or proceeding by counsel reasonably satisfactory to Lessor.

                  All property kept, stored or maintained in the Demised Premises shall be so kept, stored or maintained at the sole risk of Lessee. Lessee agrees to pay and discharge any mechanics', materialmen's or other lien against the Demised Premises or Lessor's interest therein claimed in respect to any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to or upon the request of Lessee, provided that Lessee may contest such lien claim upon furnishing to Lessor such indemnification for the final payment and discharge thereof, together with the costs and expenses of defending the same, as Lessor may reasonably require. Nothing contained in this Lease shall be so construed as to in any way subject Lessor's interest in the Demised Premises to any such lien.

         19. DEFAULT: If Lessee shall fail or neglect to pay any amount of rent when the same is due and payable, Lessee shall have a grace period of fifteen (15) days from the date after Lessor delivers written notice to Lessee of its failure. If Lessee shall fail or neglect to perform or observe any of the other agreements or covenants herein contained, then Lessor shall, prior to terminating this Lease as a result of such failure or neglect, deliver to Lessee at the Demised Premises or at the office of the registered agent for Lessee a written notice of such default, and Lessee shall have a period of thirty (30) days after Lessor delivers such notice in which to cure the default (and, if such default cannot be cured with due diligence within such thirty (30) day period, then for such additional time, in no event to exceed one hundred eighty (180) days, as may be taken to cure the default so long as Lessee has commenced the cure of such default during the 30 day period and thereafter continuously and diligently prosecutes such cure). In the event that Lessee shall fail to pay the rent due within such fifteen (15) day period after written notice, or cure the default complained about after thirty (30) days' written notice (subject to extension as set forth in the immediately preceding sentence), Lessor may immediately terminate this Lease and take possession of the Demised Premises (excluding all furnishings and personal property which are fixtures owned by Lessee) in accordance with the termination provisions of this Lease, and Lessor shall also have the right to enforce any and all rights and remedies that Lessor may have at law or in equity. Without limiting the foregoing general statement, Lessor shall also have the right, with or without terminating this Lease, to seek and obtain injunctive relief against Lessee or any other person or entity, compelling performance in accordance with the terms of this Lease.

         If Lessor shall exercise the right to terminate this Lease as aforesaid, Lessor will not thereby be deprived of any other rights it may have against Lessee, but shall at all times be entitled to recover from Lessee any and all damages sustained by Lessor on account of the breach of the covenants or agreements herein contained which Lessee is obligated to perform. In case of termination of this Lease by Lessor, the base rent for the year of termination shall not be apportionable but shall be payable in full by Lessee, unless Lessor re-rents the Demised Premises on its own account, in which case, Lessor shall be entitled to its damages under the usual rule applicable to damages where Lessor re-rents solely for the purpose of mitigation of damages.

         If Lessor fails to object to a breach at the time it occurs, Lessor does not waive Lessor's right to object to and demand a cure of said breach or of a similar breach at a later date.

         Lessee shall be responsible for, and shall pay or reimburse Lessor for, any and all reasonable legal fees and expenses incurred by Lessor in connection with preserving or enforcing Lessor's rights under this Lease. However, if litigation should arise under this Lease, then Section 29 hereof shall govern with respect to the award of attorneys fees to the prevailing party.

         20. NOTICES: All notices required to be given to Lessor hereunder shall be sent by registered or certified mail to Lessor at:

                          Richmond Realty Company, LLC
                          Post Office Box 459
                          Georgetown, SC 29442

or to such other address or addresses as Lessor may direct from time to time by written notice forwarded to Lessee by registered or certified mail.

         All notices required to be given to Lessee shall be sent by registered or certified mail to Lessee at:

                  Sun Bancshares, Inc.
                  P.O. Box 1359
                  Murrells Inlet, SC 29576
                  ATTN: Thomas Bouchette, President

or to such other address as Lessee may direct from time to time by written notice forwarded to Lessor by registered or certified mail.

         21. LIABILITY INSURANCE: Lessee agrees to procure and maintain a broad form policy or policies of liability insurance, at its own cost and expense, insuring Lessee from all claims or demands for which liability insurance is generally available subject to a minimum limit of liability for personal injury of $3,000,000.00 for each occurrence and for property damage liability of $1,000,000 for each occurrence, or for such lesser amounts as may from time to time be available for commercially reasonable premiums and upon commercially reasonable terms and conditions. Such insurance shall cover any claim made by or on behalf of any person or persons, firm or corporation arising from, related to, or connected with the conduct and operation of Lessee's business on the Demised Premises. Said insurance shall be issued by an insurance company of recognized responsibility and licensed to do business in the State of South Carolina. Said insurance shall not be subject to cancellation except after at least ten (10) days prior written notice to Lessor, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of the premium thereon shall be deposited with Lessor at the commencement of the term and renewals thereof not less than thirty (30) days prior to the expiration of the term of such coverage and shall contain, in addition to the matters customarily set forth in such a certificate under standard insurance industry practices, an undertaking by the insurer to give Lessor not less than ten (10) days written notice of any cancellation or change in scope or amount of coverage of such policy. Said policy shall also name Lessor as a covered or named or additional insured.

         22. LESSOR'S WARRANTY: Lessor hereby warrants that it has fee simple title to the Demised premises, subject to easements, covenants, and other matters of record, and has the right to enter into this Lease. Lessor warrants and represents that the Demised Premises is zoned for banking use and Lessor shall be obligated to do anything to the Demised Premises, with respect thereto; and Lessor shall be liable to Lessee if the latter should hereafter deem the land to be unsuitable for such use.

         Additionally, Lessor warrants and represents to its best knowledge as follows:

         (i) All necessary or applicable federal, state and local permits concerning environmental protection have been secured by the Lessor and are current;

         (ii) The Lessor is (and has been) in full compliance with all appropriate permits, zoning and with any other requirements under federal, state or local law;

         (iii) There are no pending legal actions against the Lessor, and the Lessor has not received notice of any such action (or of a possible action);

         (iv) There are no past or current "releases" of "hazardous substances" on the Demised Premises as those terms are understood in the Superfund law;

         (v) The Lessor is not aware of any condition on the Demised Premises that could give rise to environmental liability;

         (vi) Lessor does hereby indemnify and hold harmless Lessee for any environmental actions brought against Lessee which resulted from Lessor's action or inaction; and

         (vii) Any intentional misrepresentation of these warranties by Lessor shall allow Lessee to terminate this Lease.

         23. LESSEE'S WARRANTY: Lessee hereby warrants that it has full power and authority to enter into this Lease, that the person executing this Lease on its behalf has full power and authority to do so, and that all requisite corporate resolutions have been obtained. Lessee further warrants that its execution of this Lease will not cause a default under or conflict with the terms of any prior agreement entered into by Lessee. Lessee further warrants that Lessee is fully familiar with, and accepts, (i) the physical condition of the Demised Premises; (ii) the state of title to the Demised Premises; and (iii) any environmental, wetlands, Coastal Zone Management, zoning, or other governmentally imposed conditions or restrictions on the use of the Demised Premises.

         24. BINDING AGREEMENT: The provisions contained herein shall be binding upon and inure to the benefit of the parties hereto, and their representatives, heirs, successors and permitted assigns.

         25. EXPIRATION: Upon the expiration of the term of this Lease, or any extension or extensions thereof, this Lease shall terminate, and Lessee shall surrender possession thereof and return the Demised Premises to Lessor in substantially the same condition as exists on the date of this Lease subject together with such improvements as may have been placed thereon, natural wear and tear and acts of God excepted. Upon expiration or earlier termination of this Lease, Lessee shall, at its sole expense, take such actions as are necessary to clean up or remove any and all environmental hazards or contaminants that were caused by Lessee's use of the Demised Premises and Improvements, such that the Demised Premises will be in compliance with all applicable laws, rules and regulations relating to the environmental quality or environmental protection. Except as provided in Item 12 above, Lessee shall not be required to remove the Improvements, upon the termination of this Lease (including extensions).

         26. INSOLVENCY, ETC., OF LESSEE: In the event Lessee shall become insolvent, shall have a receiver appointed, shall make an assignment for the benefit of its creditors, or shall be voluntarily or involuntarily adjudicated a bankrupt, this Lease shall terminate at such time as shall be specified by Lessor in the event of insolvency without bankruptcy proceedings or on the date of adjudication of bankruptcy, appointment of a receiver, or the making of any such assignment. If this termination is deemed ineffective by any bankruptcy court or trustee, Lessor shall be entitled to all assurances of future performance as are necessary to assure that Lessor receives all consideration due it under the terms of this Lease.

         27. RICHMOND PLACE ROAD MAINTENANCE: At the request of Lessor, Lessee will execute and deliver to Lessor, for the benefit of the Lessor, a covenant and agreement to contribute to the future cost of the upkeep and maintenance of the streets and roads within Richmond Place PUD; the sharing of the cost of maintenance and the respective voting rights of the owners/tenants shall be determined on a majority percentage basis as determined by the amount of acreage of the Tenant's/Owner's premises as compared to the total acreage of all property within Richmond Place, exclusive of roads, public easements and/or rights-of-way, conservation easement areas and other non-buildable areas dedicated to public and/or common use.

         28. BROKERAGE: Lessor and Lessee both represent that Commercial LandTec and Century 21, Grimes & Associates are the only brokers involved in this transaction and the Lessor shall be responsible for all commissions due and payable, if any, to these two (2) brokers. Each party shall indemnify and hold harmless the other from and against all liability, loss, cost and expense, whether or not meritorious, for any claims for real estate or brokerage fees, commission, or expenses in connection with this transaction due, or claimed by, any other brokers not disclosed herein.

         29. LESSOR AND LESSEE NOT PARTNERS: This document is strictly a lease and in no way constitutes a partnership or joint venture agreement.

         30. LITIGATION: In the event of any litigation arising out of this Lease, whether such litigation shall involve legal or equitable issues, or both, the prevailing party shall receive his court costs and attorneys' fees as determined by the court rather than by a jury. In case each of the parties prevails on some points at issue, each shall pay his own attorneys' fees and court costs unless some other provision therefor is deemed to be equitable by the court.

         31. HOLDOVERS: In the event Lessee shall not vacate the Demised Premises at the end of the term, Lessee shall be deemed a Lessee from month-to-month only, with rent payable for each month or fraction thereof at one-sixth (1/6) the maximum amount payable during the preceding twelve (12) month period prior to the beginning of the holdover period. This paragraph applies only upon the normal expiration of the term, not in the event of earlier termination as provided in this Lease.

         32. ASSIGNMENT BY LESSOR: Lessor shall have the right, exercisable at its sole option, to assign all of its right, title and interest in and to this Lease to such individual or entity as Lessor may determine, provided that such assignee expressly agrees to be bound by the terms of this Lease.

         33. ENTRY ON PREMISES BY LESSOR: Lessor reserves the right to enter on the Demised Premises at reasonable times and upon reasonable notice to Lessee in order to inspect them.

         34. FEDERAL DEPOSIT INSURANCE CORPORATION: Notwithstanding any other provisions contained in this Lease, in the event (a) Lessee or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the Demised Premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Lessor may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Lessor for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall be by law no greater than an amount equal to all accrued and unpaid rent to the date of termination.

         35.      MISCELLANEOUS:

                  (a) Authorization to Enter into this Lease: At the time this Lease is executed, each party hereto shall furnish to the other party a resolution of its board of directors or members, duly authenticated by its secretary or authorized member (with the entity's official seal affixed), authorizing such party to enter into this Lease by the officer executing the same.

                  (b) Waiver: If Lessor waives any default by Lessee or any provision of this Lease, such waiver shall relate solely its subject matter and shall not constitute waiver of any other default or provision.

                  (c) Integration: This document contains the entire agreement of the parties with reference to its subject matter and shall not be added to, altered, or varied by any oral evidence. No modification hereof shall be made except by written agreement of the parties.

                  (d) Time of Essence: By express provisions herein, the parties have provided for grace periods and other extensions of time. Except with respect thereto, and upon the lapse of such special times, time is of the essence of this Lease.

                  (e) Sundays and Holidays: Where any action is required to be done on a day which is a Sunday or bank holiday in Georgetown County, it may be done on the next succeeding day which is not a bank holiday in Georgetown County.

                  (f) Damage to Land: In the event third parties cause damage to the Demised Premises, Lessee shall have a right of action against such parties for Lessee's damages only, Lessor hereby retaining the right to maintain an action on its own behalf for any damage to its reversion.

                  (g) Paragraph Headiness and Cross-References: Paragraph headings and cross-references are for convenience only, are not intended to be all-inclusive, and shall not affect the interpretation of this Lease.

                  (h) Recordation of Memorandum of Lease: Lessor and Lessee agree not to record this Lease, however, each shall have the right to record, at their respective expense, a memorandum of the Lease in Georgetown County conforming to South Carolina law. Each shall execute any such memorandum promptly upon request.

                  (i) Compliance with Laws: Lessee shall, at its own expense, comply in all material respects with all existing and future federal, state and local laws, ordinances and regulations applicable to banks and bank holding companies, to highway beautification, to environmental compliance, and to any other laws, ordinances and regulations, and shall, at its expense construct and maintain any and all buildings, structures, or other facilities necessary for such compliance.

                  (j) Governing Law: This Lease and any dispute or matter arising hereunder shall be governed by, construed and enforced in accordance with the laws of South Carolina.

                  (k) Certificates of Lessor and Lessee: Either party shall, at any time and from time to time, upon not less than twenty (20) days' prior notice from the other party, execute, acknowledge and deliver to the other party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications), and the dates to which the rent and other charges have been paid in advance, and stating whether or not to the best knowledge of the signer of such statement the other party is in default in keeping, observing or performing any covenants or agreement contained in this Lease and, if there be a default, specifying each such default, it being intended that any such statement delivered pursuant to this section may be relied upon by the other party or any purchaser, Sublessee or mortgagee of its estate, but reliance on such statement may not extend to any default as to which the signer shall have had no actual knowledge, after due inquiry.

         IN WITNESS WHEREOF, the parties hereto have each caused these presents to be executed in their behalves by their respective Presidents, Vice Presidents or Authorized Member(s), attested by their respective Secretaries or Assistant Secretaries, and their respective entity seals to be hereunto affixed, as of the day and year first above written.

IN THE PRESENCE OF:                  LESSOR:

                                     Richmond Realty Company, LLC, a
                                     South Carolina limited
                                     liability company



/s/                                  By: /s/ Harriet P. Grimes
------------------------------          ---------------------------------------

/s/                                  Its Authorized Member
------------------------------

/s/                                  /s/ C.C. Grimes, Jr.
------------------------------       ------------------------------
                                     C.C. Grimes, Jr. as Trustee
                                     u/d of May Allston Pyatt, dated
/s/                                  December 29, 1972
------------------------------

                                       LESSEE:

                                       Sun Bancshares, Inc., a South
                                       Carolina corporation



/s/                                    By: /s/ Thomas Bouchette
------------------------------            -------------------------------------
                                          Its President

/s/                                    Attest: /s/ Richard E. Heath
------------------------------                ---------------------------------
                                                                      Secretary
                                                            [SEAL]


STATE OF SOUTH CAROLINA      )
                             )                     ACKNOWLEDGEMENT
COUNTY OF HORRY              )           (S.C. CODE ANN. ss.30-5-30(B)(C))


         I, the undersigned, a Notary Public for South Carolina, do hereby certify that ___________________________________, as Authorized Member of
Richmond Realty Company, LLC personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said limited liability company.

         Witness my hand and official seal this 28th day of April, 2000.

                                             /s/                          (L.S.)
                                            ------------------------------
                                            Notary Public in and for S.C.


My Commission Expires: 11-04-2008
                       ----------

STATE OF SOUTH CAROLINA                     )
                                            )           ACKNOWLEDGEMENT
COUNTY OF HORRY                             )  (S.C. CODE ANN. ss.30-5-30(B)(C))


         I, the undersigned, a Notary Public for South Carolina, do hereby certify that C.C. Grimes, Jr. as Trustee u/d of May Allston Pyatt, personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said Trustee.

         Witness my hand and official seal this 28th day of April, 2000.

                                            /s/
                                            -----------------------------(L.S.)
                                            Notary Public in and for S.C.

My Commission Expires: 11-04-2008


STATE OF SOUTH CAROLINA                     )
                                            )           ACKNOWLEDGEMENT
COUNTY OF HORRY                             )  (S.C. CODE ANN. ss.30-5-30(B)(C))


         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Thomas Bouchette, as President of Sun Bancshares, Inc. personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said corporation. limited liability company.

         Witness my hand and official seal this 28th day of April, 2000.

                                            /s/
                                            -----------------------------(L.S.)
                                            Notary Public in and for S.C.

My Commission Expires: 11-04-2008

                                   EXHIBIT "A"

                             DESCRIPTION OF PROPERTY
                               (DEMISED PREMISES)


                  All that certain lot of land located in Tax District #5 of the County of Georgetown, State of South Carolina containing 1.10 acres and more fully shown and delineated on a map entitled "LOT SURVEY OF 1.10 ACRES, PHASE 111-A RICHMOND PLACE, LOCATED IN GEORGETOWN COUNTY, SOUTH CAROLINA", prepared by ETS-Engineering and Technical Services, Inc., dated November 9, 1999 and recorded in the RMC Office for Georgetown County in Plat Book _______ at Page _______; the courses and distances, metes and bounds of which are incorporated herein by reference.

                      MEMORANDUM OF GROUND LEASE AGREEMENT

         THIS MEMORANDUM OF LEASE AGREEMENT, (this "Memorandum"), made and entered into this 28th day of April, 2000, by and between Richmond Realty Company, LLC, a South Carolina limited liability company and C. C. Grimes, Jr., as Trustee u/d of May Allston Pyatt, dated December 29, 1972, recorded in Georgetown County, SC in Deed Book 109 at Page 743, hereinafter referred to as "Lessor", and Sun Bancshares, Inc., a South Carolina Corporation, hereinafter referred to as "Lessee".

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee have entered into a certain Lease Agreement of even date herewith (the "Lease") whereby Lessor did lease to Lessee, and Lessee did lease from Lessor, that certain parcel of real property, which real property is more particularly described in Exhibit "A", attached hereto (hereinafter referred to as "Demised Premises"); and

         WHEREAS, Lessor and Lessee desire to enter into and record this Memorandum in order that third parties may have notice of the Lease and of Lessee's interest and rights under the Lease.

         NOW, THEREFORE, Lessor, in consideration of the rents and covenants provided for in the Lease to be paid and performed by Lessee, does hereby lease unto Lessee, and Lessee does hereby lease from Lessor, the Demised Premises in accordance with the terms and conditions of the Lease.

         Specific reference is hereby made to the following provisions of the
Lease:

         1. Pursuant to Section 2 of the Lease, Lessee shall have and hold the Demised Premises for a term consisting of thirty (30) years commencing May 1, 2000 and Lessee shall also have the option to extend the term for four (4) additional periods of five (5) years for each period, all as more particularly described in the Lease.

         2. All terms, conditions, provisions and covenants of the Lease are incorporated in this Memorandum by reference as though fully set forth herein, and the Lease and this Memorandum shall be deemed to constitute a single instrument or document. This Memorandum has been entered into by Lessor and Lessee for purposes of recordation in the appropriate real estate records in Georgetown County, State of South Carolina, and to provide notice to third parties of the Lease; and nothing contained herein shall be deemed or construed to amend, modify, change, alter, amplify, interpret, or supersede any of the terms and provisions of the Lease. In the event of a conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum under seal as of the date first above written.

As to Lessor, signed,               LESSOR:
delivered in the presence
of:                                 Richmond Realty Company, LLC, a
                                    South Carolina limited
                                    liability company


/s/ Lonnie J. Simmons               By: /s/ Harriet P. Grimes
-------------------------------        -------------------------------

                                    Its Authorized Member
-------------------------------


/s/ Lonnie J. Simmons               /s/ C.C. Grimes, jr.
-------------------------------     ------------------------------
                                    C.C. Grimes, Jr. as Trustee
                                    u/d of May Allston Pyatt, dated
/s/                                 December 29, 1972
-------------------------------


STATE OF SOUTH CAROLINA    )
                           )             ACKNOWLEDGEMENT
COUNTY OF HORRY            )    (S.C. CODE ANN.sS.30-5-30(B)(C))

         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Harriet P. Grimes, as Authorized Member of Richmond Realty Company, LLC personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said limited liability company.

         Witness my hand and official seal this 28th day of April, 2000.


                                             /s/                          (L.S.)
                                             -----------------------------

                                             Notary Public in and for S.C.
My Commission Expires: 11-04-2008
                       ----------


STATE OF SOUTH CAROLINA    )
                           )           ACKNOWLEDGEMENT
COUNTY OF HORRY            )  (S.C. CODE ANN.sS.30-5-30(B)(C))

         I, the undersigned, a Notary Public for South Carolina, do hereby certify that C.C. Grimes, Jr. as Trustee u/d of May Allston Pyatt, personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said Trustee.

         Witness my hand and official seal this 28th day of April, 2000.

                                            /s/                          (L.S.)
                                            -----------------------------
                                            Notary Public in and for S.C.

My Commission Expires: 11-04-2008
                       ----------

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum under seal as of the date first above written.

As to Lessee, signed, sealed        LESSEE:
and delivered in the
presence of:                        Sun Bancshares, Inc., a South
                                    Carolina corporation


/s/ Lonnie J. Simmons               By: /s/ Thomas Bouchette
--------------------------------       ----------------------------------
                                       Its President


/s/                                 Attest: /s/
--------------------------------           ------------------------------
                                           Secretary
                                           [SEAL]

STATE OF SOUTH CAROLINA    )
                           )           ACKNOWLEDGEMENT
COUNTY OF HORRY            )  (S.C. CODE ANN.sS.30-5-30(B)(C))

         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Thomas Bouchette, as President of Sun 0Bancshares, Inc. personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said corporation. limited liability company.

         Witness my hand and official seal this 28th day of April, 2000.

                                            /s/                           (L.S.)
                                            ------------------------------
                                            Notary Public in and for S.C.

My Commission Expires: 11-04-2008
                      -----------------

                      MEMORANDUM OF GROUND LEASE AGREEMENT

         THIS MEMORANDUM OF LEASE AGREEMENT, (this "Memorandum"), made and entered into this 28th day of April, 2000, by and between Richmond Realty Company, LLC, a South Carolina limited liability company and C. C. Grimes, Jr., as Trustee u/d of May Allston Pyatt, dated December 29, 1972, recorded in Georgetown County, SC in Deed Book 109 at Page 743, hereinafter referred to as "Lessor", and Sun Bancshares, Inc., a South Carolina Corporation, hereinafter referred to as "Lessee".

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee have entered into a certain Lease Agreement of even date herewith (the "Lease") whereby Lessor did lease to Lessee, and Lessee did lease from Lessor, that certain parcel of real property, which real property is more particularly described in Exhibit "A", attached hereto (hereinafter referred to as "Demised Premises"); and

         WHEREAS, Lessor and Lessee desire to enter into and record this Memorandum in order that third parties may have notice of the Lease and of Lessee's interest and rights under the Lease.

         NOW, THEREFORE, Lessor, in consideration of the rents and covenants provided for in the Lease to be paid and performed by Lessee, does hereby lease unto Lessee, and Lessee does hereby lease from Lessor, the Demised Premises in accordance with the terms and conditions of the Lease.

         Specific reference is hereby made to the following provisions of the
Lease:

         1. Pursuant to Section 2 of the Lease, Lessee shall have and hold the Demised Premises for a term consisting of thirty (30) years commencing May 1, 2000 and Lessee shall also have the option to extend the term for four (4) additional periods of five (5) years for each period, all as more particularly described in the Lease.

         2. All terms, conditions, provisions and covenants of the Lease are incorporated in this Memorandum by reference as though fully set forth herein, and the Lease and this Memorandum shall be deemed to constitute a single instrument or document. This Memorandum has been entered into by Lessor and Lessee for purposes of recordation in the appropriate real estate records in Georgetown County, State of South Carolina, and to provide notice to third parties of the Lease; and nothing contained herein shall be deemed or construed to amend, modify, change, alter, amplify, interpret, or supersede any of the terms and provisions of the Lease. In the event of a conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum under seal as of the date first above written.

As to Lessor, signed,               LESSOR:
delivered in the presence
of:                                 Richmond Realty Company, LLC, a
                                    South Carolina limited
                                    liability company


/s/ Lonnie J. Simmons               By: /s/ Harriet P. Grimes
-------------------------------        -------------------------------

                                    Its Authorized Member
-------------------------------


/s/ Lonnie J. Simmons               /s/ C.C. Grimes, Jr.
-------------------------------     ------------------------------
                                    C.C. Grimes, Jr. as Trustee
                                    u/d of May Allston Pyatt, dated
/s/                                 December 29, 1972
-------------------------------


STATE OF SOUTH CAROLINA    )
                           )             ACKNOWLEDGEMENT
COUNTY OF HORRY            )    (S.C. CODE ANN.sS.30-5-30(B)(C))

         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Harriet P. Grimes, as Authorized Member of Richmond Realty Company, LLC personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said limited liability company.

         Witness my hand and official seal this 28th day of April, 2000.


                                             /s/                          (L.S.)
                                             -----------------------------

                                             Notary Public in and for S.C.
My Commission Expires: 11-04-2008
                       -----------------


STATE OF SOUTH CAROLINA    )
                           )           ACKNOWLEDGEMENT
COUNTY OF HORRY            )  (S.C. CODE ANN.sS.30-5-30(B)(C))

         I, the undersigned, a Notary Public for South Carolina, do hereby certify that C.C. Grimes, Jr. as Trustee u/d of May Allston Pyatt, personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said Trustee.

         Witness my hand and official seal this 28th day of April, 2000.

                                            /s/                          (L.S.)
                                            -----------------------------
                                            Notary Public in and for S.C.

My Commission Expires: 11-04-2008
                       -----------------

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum under seal as of the date first above written.

As to Lessee, signed, sealed        LESSEE:
and delivered in the
presence of:                        Sun Bancshares, Inc., a South
                                    Carolina corporation


/s/ Lonnie J. Simmons               By: /s/ Thomas Bouchette
--------------------------------       ----------------------------------
                                       Its President


/s/                                 Attest: /s/
--------------------------------           ------------------------------
                                           Secretary
                                           [SEAL]

STATE OF SOUTH CAROLINA    )
                           )           ACKNOWLEDGEMENT
COUNTY OF HORRY            )  (S.C. CODE ANN.sS.30-5-30(B)(C))

         I, the undersigned, a Notary Public for South Carolina, do hereby certify that Thomas Bouchette, as President of Sun 0Bancshares, Inc. personally appeared before me this day and acknowledged the due execution of the foregoing instrument, as the act and deed of said corporation. limited liability company.

         Witness my hand and official seal this 28th day of April, 2000.

                                            /s/                           (L.S.)
                                            ------------------------------
                                            Notary Public in and for S.C.

My Commission Expires: 11-04-2008
                      -----------

                                  EXHIBIT "A"

                            DESCRIPTION OF PROPERTY
                               (DEMISED PREMISES)

                  All that certain lot of land located in Tax District #5 of the County of Georgetown, State of South Carolina containing 1.10 acres and more fully shown and delineated on a map entitled "LOT SURVEY OF 1.10 ACRES, PHASE 111-A RICHMOND PLACE, LOCATED IN GEORGETOWN COUNTY, SOUTH CAROLINA", prepared by ETS-Engineering and Technical Services, Inc., dated November 9, 1999 and recorded in the RMC Office for Georgetown County in Plat Slide 357 at Page 1; the courses and distances, metes and bounds of which are incorporated herein by reference.